EXHIBIT 99.1 CONFIDENTIAL | SUBJECT TO FRE 408 FOR DISCUSSION PURPOSES ONLY In re Avaya, Inc., et al., Case No. 17-10089 Plan Term Sheet May 16, 2017 THIS TERM SHEET (THIS “TERM SHEET”) DESCRIBES A POTENTIAL JOINT CHAPTER 11 PLAN OF REORGANIZATION (THE “PLAN”) FOR AVAYA INC. AND ITS AFFILIATED DEBTORS AND DEBTORS-IN- POSSESSION (THE “DEBTORS”) TO BE CO-SPONSORED BY THE AD HOC GROUP OF THE DEBTORS’ FIRST AND SECOND LIEN DEBTHOLDERS (THE “AD HOC CROSSHOLDER GROUP”). THIS TERM SHEET IS MERELY AN EXPRESSION OF INTEREST TO BE USED FOR DISCUSSION PURPOSES IN CONNECTION WITH A COMPREHENSIVE COMPROMISE AMONG THE DEBTORS AND THE AD HOC CROSSHOLDER GROUP, SHALL NOT CONSTITUTE AN ADMISSION BY ANY PERSON OR ENTITY AND IS NOT INTENDED TO AND DOES NOT CREATE ANY LEGAL OR EQUITABLE OBLIGATIONS OF ANY PERSON OR ENTITY. THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES OF THE DEBTORS, NOR IS IT A SOLICITATION OF ACCEPTANCES OR REJECTIONS OF ANY PLAN OF REORGANIZATION. ANY SUCH OFFER OR SOLICITATION SHALL COMPLY WITH ALL APPLICABLE SECURITIES LAWS AND/OR PROVISIONS OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THIS TERM SHEET IS PROVIDED AS A POSSIBLE COMPROMISE AND IS THUS SUBJECT TO FEDERAL RULE OF EVIDENCE 408. FURTHERMORE, THE PROPOSALS CONTAINED HEREIN ARE SUBJECT TO, AMONG OTHER THINGS, THE COMPLETION OF DUE DILIGENCE BY THE AD HOC CROSSHOLDER GROUP, THE APPROVAL OF THE DEBTORS’ BOARD OF DIRECTORS AND THE EXECUTION AND DELIVERY BY ALL RELEVANT PARTIES OF LEGALLY BINDING DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE ACCEPTABLE TO THE AD HOC CROSSHOLDER GROUP AND THE DEBTORS. TERM DESCRIPTION Restructuring Support Agreement No later than April [●], 2017, the Debtors shall enter into a restructuring support agreement (the “RSA”) with the members of the Ad Hoc Crossholder Group (together with other holders of first and second lien debt who become party to the RSA, the “Consenting Creditors”), which shall contain customary terms regarding the parties’ support for the Plan consistent with this Term Sheet and otherwise acceptable to the Ad Hoc Crossholder Group and the Debtors. Restructuring Summary Pursuant to the RSA, the Debtors shall file a Plan that provides for (1) prior to the occurrence of a Toggle Event (as defined herein), the consummation of a SaleCo Transaction (as defined herein) and the reorganization of the Debtors’ remaining assets, or (2) after the occurrence of a Toggle Event, the reorganization of the Debtors’ entire business on a stand-alone basis (the “WholeCo Restructuring”), in each case on terms consistent with this Term Sheet.

2 TERM DESCRIPTION SaleCo Transaction “SaleCo Transaction” means a sale of the Debtors’ contact center business (the “Contact Center”) to (1) a stalking horse purchaser (the “Stalking Horse Purchaser”) pursuant to the Stalking Horse Purchase Agreement (as defined herein), or (2) the party determined to have made the highest or otherwise best bid for the Contact Center following an auction (the “Successful Bidder”). Milestones The RSA shall contain the following milestones regarding the Plan: (1) The Debtors shall have filed the Plan and related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court no later than [14] days following the execution of the RSA; (2) The Pension Settlement (as defined herein) shall have been accepted by the PBGC no later than the deadline set for objections to approval of the Disclosure Statement; (3) An order approving the Disclosure Statement (the “Disclosure Statement Order”) shall have been entered no later than [40] days following the date upon which the Disclosure Statement is filed; (4) An order confirming the Plan (the “Confirmation Order”) shall have been entered no later than [45] days following the date upon which the Disclosure Statement Order is entered; (5) The effective date of the Plan (the “Effective Date”) shall have occurred no later than [14] days following the date upon which the Confirmation Order becomes a final order. Toggle Events “Toggle Event” shall mean any of the following events unless waived or extended in writing by the Requisite Consenting Creditors: (1) A stalking horse purchase agreement (the “Stalking Horse Purchase Agreement”) for the sale of the Contact Center at a minimum purchase price of $3,800 million and in form and substance acceptable to the Debtors and the Requisite Consenting Creditors shall not have been executed within [30] days following the execution of the RSA or, once executed, the Stalking Horse Purchase Agreement shall be terminated in accordance with its terms (other than as a result of another party becoming the Successful Bidder); (2) An order approving a SaleCo Transaction (the “Sale Order”) shall not have been entered within [60] days following the execution of the Stalking Horse Purchase Agreement; or (3) A SaleCo Transaction shall not have been consummated within [●] days following the entry of the Sale Order. Exit Facilities On the Effective Date, the reorganized Debtors shall enter into (1) a new market-financed exit revolving credit facility in an aggregate committed amount up to $[●] million (including LC capacity) (the “Exit Revolver”), and (2) in the case of a WholeCo Restructuring, the reorganized Debtors shall enter into a new market-financed term loan facility (the “Exit Term Loan”), the proceeds of which shall, together with cash on hand, be

3 TERM DESCRIPTION sufficient to repay all obligations under the DIP Facility and fund all cash amounts required to be paid or reserved under the Plan (including the Exit Cash Amount (as defined herein)). New First Lien Debt “New First Lien Debt” means the new first lien debt to be issued by the reorganized Debtors, which shall be (1) new market-financed term loans (the “New First Lien Market Debt”), or (2) solely to the extent that market financing is unavailable or otherwise undesirable as determined by the Debtors and the Requisite Consenting Creditors, new first lien term loans or notes issued to holders of First Lien Claims (the “New First Lien Take-Back Debt”). The reorganized Debtors shall issue the New First Lien Debt on the Effective Date as follows: (1) If a SaleCo Transaction is consummated, the New First Lien Debt shall: (i) Be in an aggregate principal amount of at least $[750] million, but no more than $[1,250] million; (ii) Have a maturity date that is [5] years following the Effective Date; (iii) Have a cash interest rate of [8]% per annum; and (iv) Be secured by first priority liens on substantially all of the reorganized Debtors’ assets. (2) If a WholeCo Restructuring is effectuated, the New First Lien Debt shall: (i) Be in an aggregate principal amount of (x) $[2,750] million less (y) the aggregate principal amount of the Exit Term Loan; (ii) Have a maturity date that is [5] years following the Effective Date; (iii) Have a cash interest rate of [6]% per annum; and (iv) Be secured by first priority liens on substantially all of the reorganized Debtors’ assets. The definitive terms and conditions with respect to the New First Lien Debt shall be acceptable to the Debtors and the Requisite Consenting Creditors. New Second Lien Notes “New Second Lien Notes” means the new second lien notes to be issued by the reorganized Debtors solely if a SaleCo Transaction is consummated and the New First Lien Debt is issued in an aggregate principal amount less than $[1,250] million, and which shall be (1) new market-financed second lien notes (the “New Second Lien Market Notes”), or (2) solely to the extent that market financing is unavailable or otherwise undesirable by the Debtors and the Requisite Consenting Creditors, new second lien notes issued to holders of First Lien Claims (the “New Second Lien Take-Back Notes”).

4 TERM DESCRIPTION If a SaleCo Transaction is consummated and the New First Lien Debt is issued in an amount less than $[1,250] million, the reorganized Debtors shall issue the New Second Lien Notes on the Effective Date, which shall: (1) Be in an aggregate principal amount of (i) $[1,250] million less (ii) the aggregate principal amount of the New First Lien Debt, but in any case no more than $[500] million; (2) Have a maturity date that is [6] years following the Effective Date; (3) Have a cash interest rate of [12]% per annum; and (4) Be secured by second priority liens on the collateral securing the New First Lien Debt. The definitive terms and conditions with respect to the New Second Lien Notes shall be acceptable to the Debtors and the Requisite Consenting Creditors. PBGC Note To the extent that the PBGC accepts the Pension Settlement in accordance with the terms hereof, the reorganized Debtors shall issue to the PBGC a note on the Effective Date as follows: (1) If a SaleCo Transaction is consummated, the note (the “Third Lien PBGC Note”) shall: (i) Be in an aggregate principal amount of $[150] million; (ii) Have a maturity date that is [7] years following the Effective Date; (iii) Have a cash interest rate of [7]% per annum; and (iv) Be secured by third priority liens on the collateral securing the New First Lien Debt. (2) If a WholeCo Restructuring is effectuated, the note (the “Second Lien PBGC Note”) shall: (i) Be in an aggregate principal amount of $[250] million; (ii) Have a maturity date that is [7] years following the Effective Date; (iii) Have a cash interest rate of [7]% per annum; and (iv) Be secured by second priority liens on the collateral securing the New First Lien Debt. The definitive terms and conditions with respect to the Third Lien PBGC Note or the Second Lien PBGC Note, as applicable, shall be acceptable to the Debtors and the Requisite Consenting Creditors. Administrative and Priority Claims Administrative and Priority Claims shall be paid in full in cash on the Effective Date or as soon as reasonably practicable thereafter.

5 TERM DESCRIPTION Other Secured Claims Holders of secured claims other than First Lien Claims and Second Lien Claims (collectively, the “Other Secured Claims”) shall receive, at the reorganized Debtors’ discretion, subject to the reasonable consent of the Requisite Consenting Creditors: (1) Payment in full in cash of the unpaid portion of such Other Secured Claims on the Effective Date or as soon thereafter as reasonably practicable (or if payment is not then due, shall be paid in accordance with its terms in the ordinary course); (2) Reinstatement of such Other Secured Claims; (3) The Debtors’ interest in the collateral securing such Other Secured Claims; or (4) Such other treatment rendering such Other Secured Claims unimpaired. DIP Facility Claims DIP Facility Claims shall be paid in full in cash and all outstanding LCs shall be replaced under the Exit Revolver on the Effective Date. Cash Flow Credit Facility Claims and First Lien Notes Claims (collectively, the “First Lien Claims”) Claims in respect of the Cash Flow Credit Facility shall be allowed in an aggregate amount of approximately $3,235 million. Claims in respect of the 7.00% First Lien Notes shall be allowed in an aggregate amount of approximately $1,009 million. Claims in respect of the 9.00% First Lien Notes shall be allowed in an aggregate amount of approximately $290 million. (1) If a SaleCo Transaction is consummated, holders of First Lien Claims shall collectively receive their pro rata share of: (i) The First Lien Cash Distribution (as defined herein); (ii) New First Lien Take-Back Debt (if any); and (iii) New Second Lien Take-Back Notes (if any) ((i) through (iii), collectively, the “SaleCo First Lien Cash and Debt Amount”). To the extent that the SaleCo First Lien Cash and Debt Amount is not sufficient to provide at least a [94]% recovery to all holders of First Lien Claims (such difference between (x) [94]% of the aggregate amount of First Lien Claims and (y) the SaleCo First Lien Cash and Debt Amount, the “First Lien Shortfall Amount”), holders of First Lien Claims shall have the option to elect to receive a pro rata distribution of Reorganized RemainCo Common Stock (as defined herein) at a [25]% discount to the implied Plan value predicated upon the Plan’s total enterprise value of $[●] billion (subject to dilution by the MEIP) (the “First Lien Shortfall Equity”), on account of First Lien Claims up to the First Lien Shortfall Amount, in lieu of their ratable share of the SaleCo First Lien Cash and Debt Amount (the “SaleCo First Lien Equity Option”). The SaleCo First Lien Equity Option will be backstopped by the members of the Ad Hoc Crossholder Group, provided that the

6 TERM DESCRIPTION First Lien Shortfall Amount does not exceed [●], in consideration for which the backstop parties will be entitled to a backstop fee (the “Backstop Fee”) in an amount equal to [5]% of the First Lien Shortfall Amount, and which shall be payable in Reorganized RemainCo Common Stock (subject to dilution by the MEIP). (2) If a WholeCo Restructuring is effectuated, holders of First Lien Claims shall collectively receive their pro rata share of: (i) The First Lien Cash Distribution; (ii) New First Lien Take-Back Debt (if any); and (iii) [81.2]% of the common stock of the reorganized Debtors (the “Reorganized WholeCo Common Stock”), subject to dilution by the MEIP. “First Lien Cash Distribution” means all cash, including proceeds of asset sales and any exit financing, available after payment of all obligations under the DIP Facility and amounts required to be paid or reserved under the Plan, including the Exit Cash Amount (as defined herein). Second Lien Notes (the “Second Lien Claims”) Claims in respect of the Second Lien Notes shall be allowed in an aggregate amount of approximately $1,440 million. (1) If a SaleCo Transaction is consummated, holders of Second Lien Claims shall receive their pro rata share of [95.8]% of the common stock of the reorganized Debtors following consummation of a SaleCo Transaction (the “Reorganized RemainCo Common Stock”), subject to dilution by the MEIP, the First Lien Shortfall Equity (if any) and the Backstop Fee (if any). (2) If a WholeCo Restructuring is effectuated, holders of Second Lien Claims shall receive their pro rata share of [18.0]% of the Reorganized WholeCo Common Stock, subject to dilution by the MEIP. General Unsecured Claims (1) If a SaleCo Transaction is consummated, holders of General Unsecured Claims shall receive their pro rata share of [4.2]% of the Reorganized RemainCo Common Stock, subject to dilution by the MEIP. (2) If a WholeCo Restructuring is effectuated, holders of General Unsecured Claims shall receive their pro rata share of [0.8]% of the Reorganized WholeCo Common Stock, subject to dilution by the MEIP. Intercompany Claims Claims by and among Debtors and between non-Debtors and Debtors shall be cancelled, reinstated or left unimpaired, as determined by the reorganized Debtors.

7 TERM DESCRIPTION Section 501(b) Claims No recovery. Existing Equity No recovery. Conditions Precedent to Effective Date The Plan shall contain customary conditions precedent to confirmation of the Plan and the Effective Date, including among others: (1) The Plan and the other definitive documents relating thereto shall be in form and substance materially consistent in all respects with this Term Sheet and otherwise acceptable in all respects to the Debtors and the Requisite Consenting Creditors; (2) The Bankruptcy Court shall have entered the Confirmation Order in form and substance materially consistent in all respects with this Term Sheet and otherwise acceptable in all respects to the Debtors and the Requisite Consenting Creditors, and such order shall not have been stayed or modified or vacated on appeal and shall have become a final order (provided that the requirement that such order shall have become a final order may be waived by the Debtors and the Requisite Consenting Creditors); (3) All of the schedules, documents, supplements, and exhibits to the Plan shall be in form and substance materially consistent in all respects with this Term Sheet and otherwise acceptable in all respects to the Debtors and the Requisite Consenting Creditors; (4) The RSA shall be in effect and shall not have been terminated; (5) The reorganized Debtors shall have $250 million of cash after payment of amounts due under the Plan (the “Exit Cash Amount”); (6) In the case of a SaleCo Transaction, the First Lien Cash Distribution shall not be less than $[●] million; (7) In the case of a SaleCo Transaction, the Stalking Horse Purchase Agreement or agreement with the Successful Bidder, as applicable, shall not have been terminated, the Sale Order shall have been entered and shall have become a final order and the conditions to closing set forth in the applicable agreement and in the Sale Order shall have been satisfied or waived with the approval of the Requisite Consenting Creditors (and the closing of the SaleCo Transaction shall occur as of the Effective Date); and (8) The fees and expenses of the Consenting Creditors’ Professionals (as defined herein) shall have been paid in full. Pension and OPEB Treatment, Comfort Letters Pension Settlement The Debtors and the Requisite Consenting Creditors shall negotiate a settlement (the “Pension Settlement”) with the PBGC on terms acceptable to the Requisite Consenting Creditors, pursuant to which: (1) The reorganized Debtors will honor and maintain the Avaya Inc. Pension Plan (the “Union Plan”); (2) The PBGC will agree to effectuate an involuntary termination of the Avaya Inc. Pension Plan for Salaried Employees (the “Salaried Plan”, and together with the Union Plan, the “Pension Plans”);

8 TERM DESCRIPTION (3) The PBGC shall not assert any controlled group or successor claims with respect to the Pension Plans against any non-Debtor entities, including the Stalking Horse Purchaser or the Successful Bidder, as applicable, if a SaleCo Transaction is consummated; and (4) If the reorganized Debtors apply for one or more minimum funding waivers at any time within the next 15 years, the PBGC shall support all such applications. To the extent that the PBGC accepts the Pension Settlement in accordance with the terms hereof, the PBGC will be provided the following treatment: (1) If a SaleCo Transaction is consummated, the PBGC shall receive: (i) Cash in the amount of $100 million; and (ii) The Third Lien PBGC Note. (2) If a WholeCo Restructuring is effectuated, the PBGC shall receive the Second Lien PBGC Note. OPEB Obligations The Debtors’ OPEB obligations shall be unimpaired by the Plan. Nothing herein effects the rights of the reorganized Debtors to modify or terminate any of their OPEB plans or benefit obligations after the Effective Date, including the right to modify or terminate OPEB obligations after the Effective Date in accordance with their terms. Comfort Letters Avaya Inc. shall assume or reaffirm its support obligations under the letter agreement between Avaya Inc. and Avaya International Sales Limited (Ireland), dated January 16, 2016. Tax Attributes The terms of the Plan and the restructuring contemplated by this Term Sheet shall be structured to preserve favorable tax attributes of the Debtors to the extent practicable and otherwise acceptable to the Requisite Consenting Creditors. Releases, Exculpation, Injunction The Plan shall provide for customary release, exculpation, and injunction provisions acceptable to the Requisite Consenting Creditors and the Debtors. Corporate Governance [TBD] Management Equity Incentive Plan The Board of Directors of the reorganized Debtors (the “New Board”) will be authorized to implement a management equity incentive plan (the “MEIP”) that provides for the issuance of options and/or other equity- based compensation to the management of the reorganized Debtors. Up to [●]% of the Reorganized RemainCo Common Stock or the Reorganized WholeCo Common Stock, as applicable, on a fully diluted basis, shall be reserved for issuances in connection with the MEIP.

9 TERM DESCRIPTION The participants in the MEIP, the allocations of the options and other equity-based compensation to such participants (including the amount of allocations and the timing of the grant of the options and other equity- based compensation), and the terms and conditions of such options and other equity-based compensation (including performance- and time-based vesting, exercise prices, base values, hurdles, forfeiture, repurchase rights and transferability) shall be determined by the New Board in its sole discretion. [Registration Rights; Public Listing] [TBD] Amendments to the RSA and Plan Once executed, any amendment to the RSA (or to the Plan) will require approval of the Debtors and approval of Consenting Creditors holding [(1) a majority in principal amount of all First Lien Claims, and (2) a majority in principal amount of all Second Lien Claims,] in each case, held by all Consenting Creditors at the time of such amendment (collectively, the “Requisite Consenting Creditors”). Professional Fees and Expenses The Debtors shall pay the fees and expenses of Stroock & Stroock & Lavan LLP and Rothschild Inc. (collectively, the “Consenting Creditors’ Professionals”), as advisors to the Consenting Creditors under the RSA, on a current basis, in accordance with the RSA and in accordance with any letter agreements entered into between the Debtors and such Consenting Creditors’ Professionals, including without limitation any “success”, “transaction” or similar fees.